Exhibit 10.20

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

WJE-PA-05130-LA-2103930R1

Allegiant Air, LLC
1201 N. Town Center Drive
Las Vegas, NV 89144

Subject:    [***]

Reference:    Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 737-8-200 aircraft and model 737-7 aircraft (each or collectively, Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
Airframe Price Adjustment means the price adjustment as defined in Supplemental Exhibit AE1 to the Purchase Agreement.
[***].
Escalation Forecast means the bi-annual escalation forecast Boeing issues in February and August based on Boeing’s then current ECI-MFG/CPI escalation formula.
Escalation Notice means the written communication from Boeing to Customer in accordance with Article 3.
[***].
Option Aircraft will have the meaning specified in Letter Agreement No. WJE-PA-05130-LA-2103908R1 entitled “[***]” relating to Option Aircraft.
Program Aircraft means each Aircraft in Tables 1A and 1B of the Purchase Agreement as of the date of this Letter Agreement and any Option Aircraft [***] for which Customer has exercised its option exercise rights.
[***].
[***].
[***].
[***].
2.[***].
[***].

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3.Notice of Airframe Price Forecast prior to Delivery.
3.1[***] prior to a Program Aircraft scheduled delivery month, Boeing will review the Escalation Forecast [***] The Escalation Forecast period applicable to a given Program Aircraft is set forth in Attachment A.
3.2[***]:
3.2.1[***]
3.2.2[***]:
(i)[***];
(ii)[***]; or
(iii)[***].
3.3[***].
3.3.1[***]:
(i)[***].
3.3.2[***].
3.3.3[***].
3.4[***].

4.[***].
4.1[***]:
4.1.1[***].
4.1.2[***].
4.2[***].
4.3[***].

5.Effect on Advance Payments.
The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement are unaffected by any terms set forth in this Letter Agreement.
6.[***].
The escalation adjustment for any other sum applicable to the Program Aircraft identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, will be calculated using the escalation methodology established [***].

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement to the contrary, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft (and the Option Aircraft [***] and cannot be assigned, in whole or in part, without the prior written consent of Boeing. [***].

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8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non-disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof. In addition, with respect to disclosure of the contents hereof to third parties who may be or are involved with financing (in any form, including sale and lease-back) of Aircraft (and/or Advance Payments) under the Purchase Agreement, Customer shall be entitled to disclose such information to such third party financiers, after consultation with Boeing, as the parties shall mutually agree (each acting reasonably and within industry and financing norms).

ACCEPTED AND AGREED TO this

Date:	September 29, 2023

ALLEGIANT AIR, LLC		THE BOEING COMPANY

By:	/s/: Robert Neal	By:	/s/: Alan Luan

Name:	Robert Neal	Name:	Alan Luan

Title:	CFO	Title:	Attorney-In-Fact

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ATTACHMENT A

ESCALATION FORECAST & ESCALATION NOTICE DATE

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug 2021	February 2023 through July 2023	15 Oct 2021
Feb 2022	August 2023 through January 2024	15 Apr 2022
Aug 2022	February 2024 through July 2024	15 Oct 2022
Feb 2023	August 2024 through January 2025	15 Apr 2023
Aug 2023	February 2025 through July 2025	15 Oct 2023
Feb 2024	August 2025 through January 2026	15 Apr 2024
Aug 2024	February 2026 through July 2026	15 Oct 2024
Feb 2025	August 2026 through January 2027	15 Apr 2025
Aug 2025	February 2027 through July 2027	15 Oct 2025
Feb 2026	August 2027 through January 2028	15 Apr 2026
Aug 2026	February 2028 through July 2028	15 Oct 2026
Feb 2027	August 2028 through January 2029	15 Apr 2027
Aug 2027	February 2029 through July 2029	15 Oct 2027

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ATTACHMENT B

CUMULATIVE ANNUAL ESCALATION FACTORS

[***]

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